SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) May 1, 2006


                                THE BEARD COMPANY
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             (Exact name of registrant as specified in its charter)


          Oklahoma                  1-12396                  73-0970298
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(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma         73112
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               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

Item 1.01  Entry into a Material Definitive Agreement.

     On February 8, 2006, effective as of February 7, 2006, the Company entered into an agreement (the "Agreement") with PinnOak Resources, LLC ("PinnOak"). The contract was made in the ordinary course of business by two wholly-owned subsidiaries of the registrant, Beard Technologies, Inc. ("BTI") and Beard Pinnacle, LLC ("BPLLC"). The Agreement provided, among other things, that in the event BPLLC had not obtained a USDA Loan Guaranty or other third party loan to finance the development and operation of the Pinnacle Project on or before April 1, 2006 (the "Trigger Date"), then PinnOak would assume control over the project.

     The Company disclosed in its Form 10-K for the period ended December 31, 2005 that on March 23, 2006, the amount of BPLLC's note to PinnOak was increased from $5,100,000 to $9,000,000 and that the Trigger Date had been extended from April 1, 2006 to May 1, 2006. Pursuant to the terms of paragraph 2 of the Third Amended and Restated Promissory Note (the "Note") attached hereto as Exhibit 99.1, the Trigger Date has now been extended from May 1, 2006 to June 1, 2006. In connection therewith an Amended Guaranty, attached hereto as Exhibit 99.2, has also been furnished to PinnOak.

     On May 4, 2006, PinnOak advanced an additional $940,000 to BPLLC, increasing its total advances against the Note to $6,850,000. An amended Exhibit A, attached hereto as Exhibit 99.3, was accordingly furnished to PinnOak to reflect the additional advance made on such date.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.               Description
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99.1     Third Amended and Restated Promissory Note

99.2     Amended Guaranty

99.3     Exhibit A

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE BEARD COMPANY

                                       /s/ Herb Mee, Jr.
                                       -------------------------------
                                       Herb Mee, Jr., President

May 4, 2006

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                                 EXHIBIT INDEX

EXHIBIT
  NO.               DESCRIPTION                    METHOD OF FILING
  ---               -----------                    ----------------

99.1  Third Amended and Restated Promissory     Filed herewith electronically
      Note

99.2  Amended Guaranty                          Filed herewith electronically

99.3  Exhibit A                                 Filed herewith electronically